SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 27, 2001



                              DONNELLY CORPORATION
             (Exact name of Registrant as specified in its charter)



         Michigan                       I-9716                   38-0493110
(State or other Jurisdiction      (Commission File No.)        (IRS Employer
     of Incorporation)                                       Identification No.)


         49 West Third Street, Holland, Michigan                 49423-2813
         (Address of Principal Executive Offices)                 (Zip Code)


                                 (616) 786-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets

     Effective February 27, 2001, Donnelly Corporation, through its wholly owned subsidiary Donnelly Electronics Acquisition Corporation, acquired Donnelly Electronics, Inc., a Michigan corporation headquartered in Holly, Michigan. The assets of Donnelly Electronics, Inc. include equipment, intellectual property and other assets which Donnelly Electronics, Inc. intends to continue to use for the business of designing, manufacturing and assembling electronic circuit boards and related products.

     The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of February 26, 2001, by and among Donnelly Corporation, Donnelly Electronics Acquisition Corporation and Donnelly Electronics, Inc. Pursuant to the Agreement and Plan of Merger, Donnelly Electronics, Inc. was merged with and into Donnelly Electronics Acquisition Corporation, which then changed its name to Donnelly Electronics, Inc. (the "Merger"). The effective date of the Merger was February 27, 2001.

     Pursuant to the Agreement and Plan of Merger, each of the issued and outstanding shares of Donnelly Electronics, Inc. common stock that were outstanding immediately prior to the effective time of the Merger (other than those owned by Donnelly Corporation, which were cancelled) were converted into the right to receive 2.052 shares of Class A common stock of Donnelly Corporation and twenty-two and 504/1000 dollars ($22.504). Funding for the cash portion of the purchase price was provided from the general funds of Donnelly Corporation. Each share of Donnelly Electronics, Inc. preferred stock was converted into one share of preferred stock of the surviving corporation.

     The conversion price in the Merger Agreement was based upon an agreement executed on January 1, 1998, and was arrived at as a result of arm's length negotiations between the management of Donnelly Corporation and the management and owners of Donnelly Electronics, Inc. Prior to the consummation of the Merger, Donnelly Corporation owned 18.166% of the issued and outstanding common stock of Donnelly Electronics, Inc. (18,166 shares) and owned $9,000,000 of preferred stock of Donnelly Electronics, Inc. Donnelly Corporation had loans outstanding to Donnelly Electronics, Inc., totaling approximately $15,500,000 as of December 31, 2000. Donnelly Electronics, Inc. manufactured electronics components for Donnelly Corporation and others. Approximately 71% of its sales in 2000 were to Donnelly Corporation. Two of the six directors of Donnelly Electronics, Inc. and its treasurer were officers of Donnelly Corporation.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The required financial statements for the business acquired will be filed as an amendment to this Form 8-K Report, as soon as practicable and not later than May 13, 2001.

     (b) Pro Forma Financial Information. At the time of this report, it is not practicable to provide the required pro forma financial information for the transaction that is the subject of this Report. Such information will be filed as an amendment to this Form 8-K Report, as soon as practicable and not later than May 13, 2001.

     (c) Exhibits.

         1.1   Agreement and Plan of Merger by and among  Donnelly  Corporation,
               Donnelly   Electronics   Acquisition   Corporation  and  Donnelly
               Electronics, Inc. dated February 26, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DONNELLY CORPORATION


                                        By  /s/ Scott E. Reed
                                            Scott E. Reed
                                            Group President -Electronic Systems,
                                            Chief Financial Officer
                                            and Chief Accounting Officer


Date: March 14, 2001

EXHIBIT INDEX

2.1 Agreement and Plan of Merger by and among Donnelly Corporation, Donnelly Electronics Acquisition Corporation and Donnelly Electronics, Inc. dated February 26, 2001.

EXHIBIT 2.1

                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                  DONNELLY ELECTRONICS ACQUISITION CORPORATION,
                             a Michigan corporation,

                                       and

                              DONNELLY CORPORATION,
                             a Michigan corporation,

                                       and

                           DONNELLY ELECTRONICS, INC.,
                             a Michigan corporation,

                                       and

                 THE SHAREHOLDERS OF DONNELLY ELECTRONICS, INC.



                                February 26, 2001

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), is made this 26th day of February, 2001, by and among DONNELLY ELECTRONICS ACQUISITION CORPORATION, a Michigan corporation, of 49 W. Third Street, Holland, Michigan 49423 ("Surviving Corporation"), DONNELLY CORPORATION, a Michigan corporation, of 49 W. Third Street, Holland, Michigan 49423 ("Donnelly"), and DONNELLY ELECTRONICS, INC., a Michigan corporation, of 14010 N. Holly Road, Holly, Michigan 48442 ("Merging Corporation"). Surviving Corporation and Merging Corporation shall be collectively referred to herein from time to time as the "Constituent Corporations."

                                    RECITALS

     A. The shareholders of the Merging Corporation, each of whom is listed on attached Exhibit A (individually, a "Shareholder" and collectively, the "Shareholders"), collectively own one hundred thousand (100,000) shares of outstanding common stock ("Electronics Common Shares") and nine thousand (9,000) shares of outstanding preferred stock ("Electronics Preferred Shares") of the Merging Corporation (collectively, the "Shares"). The Shares are owned by the individual Shareholders in the amounts indicated on attached Exhibit A. The Shares represent all of the issued and outstanding capital stock of the Merging Corporation.

     B. Donnelly (as the sole shareholder of the Surviving Corporation), and the boards of directors of the Surviving Corporation, the Merging Corporation and Donnelly each desire that the Merging Corporation be merged with and into the Surviving Corporation (the "Merger"), and have each approved the Merger, pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                ARTICLE I. MERGER

     1.1 Merger. On the Effective Date (as defined below), the Merging Corporation will be merged with and into the Surviving Corporation (the "Merger"), and the existence of the Merging Corporation shall thereupon cease, pursuant to the terms and conditions of this Agreement.

     1.2 Conversion of Shares. On the Effective Date, in connection with the Merger, the Shareholders shall, in the aggregate, exchange the Shares for (a) one hundred sixty-seven thousand nine hundred forty-six (167,946) Shares of Donnelly Class A Common Stock ("Donnelly Common Shares") (which shall be roughly the number of Donnelly Common Shares equal to Two Million Two Hundred Fifty Thousand Four Hundred Dollars ($2,250,400) divided by closing price of the Donnelly Common Shares as printed in the Wall Street Journal on the fifth (5th) trading day prior to the Effective Date), (b) Two Million Two Hundred Fifty Thousand Three Hundred Twenty-three and 60/100 Dollars ($2,250,323.60) in cash

(the "Cash"), and (c) nine thousand (9,000) shares of Surviving Corporation preferred stock ("New Preferred Shares"), so that each Shareholder shall receive a portion of such consideration, as set forth on attached Exhibit B. Individually, each Shareholder shall receive roughly (a) two and 052/1000 (2.052) Donnelly Common Shares for each of its Electronics Common Shares, (b) Twenty-seven and 49/100 Dollars ($27.49) for each of its Electronics Common Shares, and (c) one (1) New Preferred Share for each of its Electronics Preferred Shares.

     1.3 Effective Date. The effective date of this Merger (the "Effective Date") shall be the date on which the parties file a Certificate of Merger evidencing the Merger with the State of Michigan Department of Consumer & Industry Services Corporation and Land Development Bureau ("Certificate of Merger").

     1.4 Items to be Delivered at Closing.

          (a) On or before the Effective Date, the Merging Corporation and/or the Shareholders shall deliver the following items to the Surviving
     Corporation:

               (i) Unanimous written consent resolutions of the Shareholders and the directors of the Merging Corporation approving the Merger, pursuant to the terms and conditions of this Agreement; and

               (ii) Executed Certificate of Merger.

          (b) On (or as soon as reasonably practicable following) the Effective Date, the Surviving Corporation shall deliver the Cash and the New Preferred Shares to the Shareholders, as provided in Section 1.3 and attached Exhibit B.

          (c) On (or as soon as reasonably  practicable following) the Effective
     Date,   Donnelly   shall   deliver  the  Donnelly   Common  Shares  to  the
     Shareholders, as provided in Section 1.3 and attached Exhibit B.

                          ARTICLE II. EFFECT OF MERGER

     2.1 Surviving Corporation. On the Effective Date, the existence of the Merging Corporation shall cease, all of the Shares shall be automatically cancelled, and the Surviving Corporation shall be the entity that survives the Merger. The articles of incorporation ("Articles") and bylaws of Donnelly Electronics Acquisition Corporation shall be the articles of incorporation and bylaws of the Surviving Corporation subsequent to the Merger; provided, however, that the Articles shall be amended to change the name of the Surviving Corporation, as set forth in the Certificate of Merger. The directors and officers of Donnelly Electronics Acquisition Corporation, as duly elected and serving immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation until duly changed in accordance with the bylaws of the Surviving Corporation.

     2.2 Effect of the Merger. Following the Merger, the Surviving Corporation shall possess all of the rights, privileges, immunities, powers, and franchises, both public and private, and shall be subject to all restrictions, disabilities, and duties, of the Merging Corporation. All property, real, personal, and mixed, and all debts due to the Merging Corporation of whatever account, shall be vested in the Surviving Corporation, and all such property, rights, privileges, powers, and franchises, and all and every other interest belonging to or due to the Merging Corporation shall thereafter be considered to be transferred to and shall be the property of the Surviving Corporation, without further act or deed, and the title to any real estate, whether by deed or otherwise, vested in the Merging Corporation shall be vested in the Surviving Corporation and shall not revert or be in any way impaired because of the Merger. All of the rights of creditors and all liens upon any property of the Merging Corporation shall be preserved unimpaired, and all debts, liabilities, and duties of the Merging Corporation shall attach to the Surviving Corporation.

     2.3 Supplementary Action. If at any time after the Effective Date any further assignments or assurances in law or any other things are necessary or desirable to vest or to protect or confirm of record in the Surviving Corporation the title to any property or rights of the Merging Corporation, or otherwise carry out the provisions or intent of this Agreement, the officers and directors of the Surviving Corporation are hereby authorized and empowered, in the name of and on behalf of the Merging Corporation, to execute and deliver any and all necessary documents or other items.

                           ARTCILE III. MISCELLANEOUS

     3.1 Counterparts. This Agreement may be executed in one more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when each party shall have executed one counterpart and delivered it to the other party.

     3.2 Exhibits. The exhibits referred to in this Agreement shall be construed with and as an integral part of this Agreement to the same extent as if set forth verbatim herein.

     3.3 Applicable Law; Jurisdiction; Venue. The terms and conditions of this Agreement shall be governed, construed, interpreted and enforced in accordance with the domestic laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in the Circuit Court of Kent County, Michigan or the federal District Court for the Western District of Michigan. The parties specifically consent and submit to the jurisdiction and venue of such state or federal court, and irrevocably waive any objections either may have based on improper venue or forum non conveniens to the conducting of any proceeding in any such court.

     3.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and lawful assigns.

     3.5 Modification. This Agreement cannot be amended, altered or modified, unless done so in a writing, signed by a duly authorized representative of the party against whom such modification is sought to be enforced.

     3.6 Waiver. No provision of this Agreement shall be waived by any party hereto, unless such waiver is in a writing, signed by a duly authorized representative of the party against whom such waiver is sought to be enforced. A waiver by either party of any breach or failure to comply with any provision of this Agreement by the other party shall not be construed as or constitute a continuing waiver of such provision or a waiver of any other breach of or failure to comply with any other provision of this Agreement.

     3.7 Severability. The parties believe that every provision of this Agreement is effective and valid under applicable law, and whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid. If any provision of this Agreement is held, in whole or in part, to be invalid, the remainder of such provision and this Agreement shall remain in full force and effect, with the offensive term or condition being stricken to the extent necessary to comply with any conflicting law.

     3.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement. The provisions of this Agreement shall supersede all contemporaneous oral agreements, communications and understandings and all prior oral and written communications, agreements and understandings between the parties with respect to the subject matter of this Agreement. Each party acknowledges that no representation, inducement or condition not set forth herein has been made or relied upon by either party.

     3.9 Notices and Payments. All notices and demands required or permitted by this Agreement shall be in writing. All notices, demands and payments required or permitted by this Agreement shall be deemed properly made: (a) upon personal delivery to the relevant address set forth on the first page of this Agreement or such other relevant address as may be specified in writing by the relevant party; or (b) upon deposit in the United States mail, postage prepaid, registered or certified mail addressed to the relevant address set forth on the first page of this Agreement or such other relevant address as may be specified in writing by the relevant party. Proof of sending any notice, demand or payment shall be the responsibility of the sender.

     3.10 Headings. The headings used herein have been used for the convenience of the parties and are not to be used in construing this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                DONNELLY ELECTRONICS
                                                ACQUISITION CORPORATION

                                                By /s/

                                                    Its ______________________


                                                DONNELLY CORPORATION

                                                By /s/

                                                    Its  CFO


                                                DONNELLY ELECTRONICS, INC.

                                                By /s/
                                                     Its President


::ODMA\PCDOCS\GRR\538979\1

                                    EXHIBIT A

----------------------------------------------------------------------------------------------------------
                 Name                                 Electronics                         Electronics
                                                     Common Shares                     Preferred Shares
----------------------------------------------------------------------------------------------------------
David Taylor                                             28,673                                 0
Taylor Family Investments, Inc.                          26,714                                 0
Donnelly Corporation                                     18,166                             9,000
Skivington Investments, Inc.                              7,480                                 0
Thomas Taylor Investments, Inc.                           7,480                                 0
Dillon Properties, Inc.                                   1,959                                 0
William Morgan Investments, Inc.                          1,604                                 0
David Wight                                               2,850                                 0
Susan Young                                                 712                                 0
Kirk Hinkins                                                712                                 0
Kenneth Schofield                                         2,000                                 0
Eugenie Uhlmann                                           1,650                                 0
Total                                                   100,000                             9,000
----------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

----------------------------------------------------------------------------------------------------------------------------
                                        Donnelly Common            New
                 Name                        Shares          Preferred Shares              Cash               Relative
                                         to be Received       to be Received          to be Received           Ratios
----------------------------------------------------------------------------------------------------------------------------
David Taylor                                  58,843                 0                 $ 788,494.13            35.038%
Taylor Family Investments, Inc.               54,823                 0                 $ 734,612.98            32.644%
Donnelly Corporation                               0             9,000                 $       0.00             0.00%
Skivington Investments, Inc.                  15,351                 0                 $ 205,692.19             9.1405%
Thomas Taylor Investments, Inc.               15,351                 0                 $ 205,692.19             9.1405%
Dillon Properties, Inc.                        4,021                 0                 $  53,867.75             2.394%
William Morgan Investments, Inc.               3,292                 0                 $  44,102.88             1.960%
David Wight                                    5,850                 0                 $  78,372.86             3.483%
Susan Young                                    1,462                 0                 $  19,566.15              .870%
Kirk Hinkins                                   1,462                 0                 $  19,566.15              .870%
Kenneth Schofield                              4,105                 0                 $  54,992.55             2.444%
Eugenie Uhlmann                                3,386                 0                 $  45,363.77             2.016%
Totals                                       167,946             9,000                $2,250,323.60               100%
---------------------------------------------------------------------------------------------------------------------------


::ODMA\PCDOCS\GRR\538979\1

              Michigan Department of Consumer and Industry Services

                               Filing Endorsement


This is to certify that the MERGER DOCUMENT

                                       for

                           DONNELLY ELECTRONICS, INC..


                                ID NUMBER 02128C


received by facsimile transmission on February 27, 2001 is hereby endorsed

Filed on February 27, 2001 by the Administrator.



The document is effective on the date
filed, unless a subsequent effective date within 90 days after received date is stated in the document.



                  In testimony whereof, I have hereunto set my
                  hand and affixed the Seal of the Department,
                      in the City of Lansing, this 27th day
                                of February, 2001



                           _________________, Director


                          Bureau of Commercial Services

               MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                     CORPORATION AND LAND DEVELOPMENT BUREAU
                              (FOR BUREAU USE ONLY)
Date Received


                    This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

  Name

PETER G. ROTH
  Address

P.0. BOX 352                                            EFFECTIVE DATE:
  City            State    Zip Code       Expiration date for new assumed names:
                                          December 31,
GRAND RAPIDS        MI    49501-0352      Expiration date for transferred assume
                                          names appear in item

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.


                              CERTIFICATE OF MERGER
 Cross Entity Merger for use by Profit Corporations, Limited Liability Companies
                            and Limited Partnerships

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1.   The Plan of Merger (Consolidation) is as follows:

     a. The name of each constituent entity and its identification number is:

     DONNELLY ELECTRONICS ACQUISITION CORPORATION                    021-28C

     DONNELLY ELECTRONICS, INC.                                      358-28A

     b. The name of the surviving (new) entity and its identification number is:

     DONNELLY ELECTRONICS ACQUISITION CORPORATION                    021-28C

     Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

     49 W. Third Street, Holland, Michigan 49423

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.) The merger (consolidation) shall be effective on the _______ day of ____________

3.   Complete for Profit Corporations Only

For each constituent stock corporation, state:
                                      Designation and
                                      number of                           Indicate class or            Indicate class or series
Name of corporation                   outstanding shares in               series of shares             entitled to vote as a class
                                      each class or series                entitled to vote
Donnelly Electronics Acquisition      60,000 Common                            Common                    Common
Corporation                           15,000 Preferred                         Nonvoting                 Nonvoting

Donnelly Electronics, Inc.            150,000 Common                           Common                    Common
                                       15,000 Preferred                        Nonvoting                 Nonvoting

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:
N/A

The manner and basis of converting shares are as follows: Each share of common stock of Donnelly Electronics, Inc. which is issued and outstanding immediately prior to the effective date of the merger will, by virtue of the merger and without any action on the part of the holder thereof, be exchanged for (a) two and 05.2/100 ( 2 .052 ) shares of common stock of Donnelly Corporation, the parent corporation of Donnelly Electronics Acquisition Corporation, and (b)$
27.499 in cash. Following said exchange, all of the shares of common stock of Donnelly Electronics, Inc.. will be cancelled.

     Each share of preferred stock of Donnelly Electronics, Inc., which is issued and outstanding immediately prior to the effective date of the merger will, by virtue of the merger and without any action on the part of the holder thereof, be exchanged for one (1) share of preferred stock of Donnelly Electronics Acquisition Corporation.


The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as- follows: Article I of the Articles of Incorporation is- hereby amended to read as follows:

                                    Article I
            The name of the corporation is Donnelly Electronics, Inc.

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)

a. The Plan of Merger was approved by the majority consent of the incorporators of _____________________ , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.


______________________________________________



b.      The plan of merger was approved by:


          ___  the  Board  of  Directors  of  _______,the   surviving   Michigan
          corporation,  without  approval of the shareholders in accordance with
          Section 703a of the Act.

_X_ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.


By___________________________________________     By____________________________
   (Signature of Authorized Officer or Agent)       (Signature of Authorized
                                                    Officer or Agent)

          Scott Reed, President                       David Taylor President
          (Type or Print Name)                         (Type or Print Name)

  Donnelly Electronics Acquisition Corporation       Donnelly Electronics, Inc.
         (Name of Corporation)                         (Name of Corporation)